EXHIBIT 99.1

LETTER OF TRANSMITTAL

Offer by

REDWOOD MERGER SUB I, INC.,

a wholly owned subsidiary of

RHYTHMONE PLC,

to exchange each outstanding share of common stock of

YUME, INC.

for

$1.70 in cash without interest and 0.7325 ordinary shares of RhythmOne plc

(subject to the terms and conditions as described in the prospectus/offer to exchange and this letter of transmittal)

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT THE TIME THAT IS ONE MINUTE FOLLOWING 11:59 P.M. PACIFIC TIME ON FEBRUARY 1, 2018, UNLESS THE EXPIRATION TIME OF THE OFFER IS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER.

The exchange agent for the offer is:

Computershare Trust Company, N.A.

By first class mail:	By registered mail or overnight courier:

Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 250 Royall Street, Suite V Canton, MA 02021

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DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s)

(Please fill in, if blank, exactly as name(s) appear(s) on account statement(s))

Please make any address correction below

☐ indicates permanent address change

Shares Tendered (Attach additional signed list if necessary)
Total Number of Shares Tendered (including book entry shares and Direct Registration Shares)(1)

(1)    If shares are held in book-entry form, you must indicate the number of shares you are tendering. Otherwise, all shares represented by book-entry delivered to the depositary and exchange agent will be deemed to have been tendered. By signing and submitting this letter of transmittal you warrant that these shares will not be sold, including through limit order request, unless properly withdrawn from the offer. See Instruction 4.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The Offer (described below) is not being made to (nor will tender of shares be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

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IMPORTANT

STOCKHOLDER: SIGN HERE

(Please complete and return the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as applicable)

SIGN HERE:

Signature(s)

Signature(s) of Holder(s) of Shares

Signature(s) of Holder(s) of Shares

Name(s)

(Please Print)

Capacity (full title)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s)

(If Required—See Instructions 1 and 5)

APPLY MEDALLION GUARANTEE STAMP BELOW

Name of Firm:
Address:
Authorized Signature:
Name(s):
Area Code and Telephone Number:
Date:

Place medallion guarantee in space below:

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SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 8)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1 and 5)

To be completed ONLY if RhythmOne Shares and/or the check for cash payable pursuant to the Offer (less applicable withholding taxes and without interest) are to be issued in the name of someone other than the registered holder(s) listed above in the box titled “Description of Shares Tendered.”

To be completed ONLY if the RhythmOne Shares and/or the check for cash payable pursuant to the Offer (less applicable withholding taxes and without interest) are to be sent to an address other than the address(es) of the registered holder(s) listed above in the box titled “Description of Shares Tendered.”

Issue To:	Mail To:

Name	Name
(Please Print)		(Please Print)

Address	Address

(Include Zip Code) Recipient must complete the IRS Form W-9 or an appropriate IRS Form W-8, as applicable	(Include Zip Code)

ELECTION TO RECEIVE UNCERTIFICATED RHYTHMONE SHARES VIA CREST OR CERTIFICATED SHARES

(See Instruction 7)

Please indicate whether you wish to receive your RhythmOne Shares by taking delivery through (i) uncertificated book-entry form via CREST, or (ii) if you wish to receive a physical RhythmOne share certificate by checking the appropriate box below and providing the required delivery instructions. If you fail to make an election below or fail to furnish valid CREST details, your RhythmOne shares will be delivered to you in certificated form.

CREST ☐ Check here for delivery through uncertificated book-entry form via CREST and complete the details below:
CREST Participant ID:
CREST Member Account ID:
Full Name of CREST Account
U.K. Receiving Broker Name:
U.K. Receiving Broker Contact:
Receiving Broker Phone Number:
CERTIFICATED SHARES ☐ Check here if you would like to receive a certificate representing your RhythmOne shares.

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Ladies and Gentlemen:

RhythmOne plc (“RhythmOne”), through its indirect wholly owned subsidiary, Redwood Merger Sub I, Inc. (the “Purchaser”), is offering, upon the terms and subject to the conditions set forth in the prospectus/offer to exchange and in this letter of transmittal, to exchange (such offer to exchange, the “Offer”) for each outstanding share of common stock of YuMe, Inc. (“YuMe”), par value $0.001 per share (“YuMe Shares”), that is validly tendered in the Offer and not properly withdrawn:

i.	$1.70 in cash without interest (the “Cash Consideration”); and

ii

0.7325 ordinary shares of RhythmOne (“RhythmOne Shares”), which gives effect to the 10-for-1 share consolidation of RhythmOne Shares implemented on September 25, 2017 (the “Share Consideration”, together with the Cash Consideration, the “Transaction Consideration”).

YuMe stockholders will not receive any fractional RhythmOne Shares in the Offer, and each YuMe stockholder who otherwise would be entitled to receive a fraction of a RhythmOne Share pursuant to the Offer will be paid an amount in cash (without interest) in lieu thereof, determined by multiplying (a) the RhythmOne trading price, rounded to the nearest one-hundredth of a cent by (b) the fraction of a share (after aggregating all YuMe Shares held by such holder and accepted for payment by Purchaser pursuant to the Offer or otherwise held by such holder at the Effective Time, as applicable, and rounded to the nearest one thousandth when expressed in decimal form) of RhythmOne Shares to which such holder would otherwise be entitled. No such holder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share of RhythmOne Shares.

This letter of transmittal is to be used for tendering shares of common stock of YuMe to the Purchaser pursuant to the Offer. YuMe stockholders whose YuMe Shares are registered in the share register of YuMe, referred to as registered holders, must deliver a properly completed and duly executed letter of transmittal, with all applicable signature guarantees from an eligible guarantor institution, to Computershare Trust Company, N.A. (the “Exchange Agent”) at its address set forth above prior to the Expiration Time.

YuMe stockholders whose YuMe Shares are held through a financial intermediary in “street name” (i.e., through a broker, dealer, commercial bank, trust company or other nominee) must instruct such nominee to arrange for a Depository Trust Company (“DTC”) participant holding the YuMe Shares in its DTC account to tender such YuMe Shares in the Offer to the Exchange Agent by means of delivery through the book-entry confirmation facilities of DTC of such YuMe Shares to the DTC account of the Exchange Agent, together with an agent’s message acknowledging that the tendering YuMe stockholder has received and agrees to be bound by the letter of transmittal, before the Expiration Time. Return of this letter of transmittal by such YuMe stockholders to the Exchange Agent is not required if an agent’s message is transmitted by DTC to, and received by, the Exchange Agent. To validly tender YuMe Shares held in street name, YuMe stockholders should instruct such nominee to do so prior to the Expiration Time. The nominee must also ensure that the Exchange Agent receives an agent’s message from DTC, confirming the book-entry transfer of the relevant YuMe Shares.

The term “agent’s message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the YuMe Shares that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of the letter of transmittal and that Purchaser may enforce that agreement against such participant.

The Exchange Agent has established an account with respect to the YuMe Shares at DTC in connection with the Offer, and any financial institution that is a participant in DTC may make book-entry delivery of YuMe Shares by causing DTC to transfer such YuMe Shares prior to the Expiration Time into the Exchange Agent’s account in accordance with DTC’s procedure for such transfer. However, although delivery of YuMe Shares may be effected through book-entry transfer at DTC, the letter of transmittal with any required signature guarantees, or an agent’s message, along with any other required documents, must, in any case, be received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Time. In each case, tendering YuMe stockholders should follow the other instructions set forth in this letter of transmittal and in the prospectus/offer to exchange, dated January 4, 2018, including the section of the prospectus/offer to exchange entitled “The Offer —Procedures for Tendering.” Purchaser cannot assure YuMe stockholders that book-entry delivery of YuMe Shares will be available. Purchaser is not providing for guaranteed delivery procedures and

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therefore YuMe stockholders must allow sufficient time for the necessary tender procedures to be completed during normal business hours of DTC prior to the Expiration Time. Tendered shares received by the Exchange Agent after the Expiration Time will be disregarded and of no effect.

The Offer will expire at the time that is one minute following 11:59 p.m. Pacific time on February 1, 2018, unless the Offer is extended in accordance with U.S. tender offer rules and the terms set out in the prospectus/offer to exchange.

If one or more conditions to the Offer as described in the prospectus/offer to exchange under “The Merger Agreement — Conditions to the Offer” is not satisfied or waived, Purchaser will extend the period of time for which the Offer is open for successive periods of 10 business days each or such other number of business days as RhythmOne and YuMe may agree in order to permit the satisfaction of the conditions to the Offer, until all the conditions set out in the prospectus/offer to exchange under “The Merger Agreement — Conditions to the Offer” have been satisfied or waived, provided that neither RhythmOne nor Purchaser will be required to extend the Offer beyond March 31, 2018, which may be extended to April 30, 2018 in certain circumstances. Purchaser will extend the Offer for any period required by any rule, regulation, interpretation or position of the SEC or its staff applicable to the Offer or any period required by law. In the event that the Offer is extended for any reason, the Offer will remain open for acceptance until the expiration of the relevant extension period. Any extension of the Offer period will be announced by RhythmOne or Purchaser by the issuance of a press release by no later than 9:00 a.m. New York City time on the next U.S. business day following the previously scheduled Expiration Time.

Upon the terms and subject to the satisfaction or waiver of the conditions of the Offer (and, if the Offer is extended, amended, supplemented or earlier terminated, the terms or the conditions of any such extension, amendment, supplement or termination), and effective upon the Purchaser’s acceptance for exchange of the YuMe Shares tendered (and not properly withdrawn) herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to any and all of the YuMe Shares that are being tendered hereby (and any and all dividends, distributions, rights, other YuMe Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such YuMe Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver YuMe Shares (and any and all Distributions) or transfer ownership of such YuMe Shares (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (2) present such YuMe Shares (and any and all Distributions) for transfer on the books of YuMe and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such YuMe Shares (and any and all Distributions), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints the designees of the Purchaser as the undersigned’s agents, attorneys-in-fact and proxies, each with full power of substitution, to exercise to the full extent the rights of the undersigned with respect to all of the YuMe Shares tendered hereby (and any Distributions) that have been accepted for exchange by the Purchaser. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered YuMe Shares (and all Distributions relating thereto). Such appointment will be effective when, and only to the extent that, the Purchaser accepts such YuMe Shares for exchange. Such acceptance for exchange will, without further action, revoke any prior powers of attorney and proxies given by the undersigned at any time with respect to such YuMe Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given or executed by the undersigned with respect thereto (and, if given or executed, will not be deemed effective). The designees of the Purchaser will, with respect to the YuMe Shares (and such other YuMe Shares and securities) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such stockholder as they in their discretion may deem proper at any annual or special meeting of YuMe stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. RhythmOne reserves the right to require that, in order for the YuMe Shares to be deemed validly tendered, immediately upon the Purchaser’s acceptance of YuMe Shares for exchange, the Purchaser must be able to exercise full voting, consent and other rights with respect to such YuMe Shares (and any and all Distributions).

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The undersigned hereby represents and warrants that (1) the undersigned owns the tendered YuMe Shares (and any and all other YuMe Shares or other securities issued or issuable in respect of such YuMe Shares); (2) the undersigned has the full power and authority to tender, sell, assign and transfer the tendered YuMe Shares (and any and all other YuMe Shares or other securities issued or issuable in respect of such YuMe Shares); and (3) when the same are accepted for exchange by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the YuMe Shares tendered hereby (and any and all Distributions). In addition, the undersigned will remit and transfer promptly to the Exchange Agent for the account of the Purchaser all Distributions in respect of the YuMe Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire consideration of the YuMe Shares tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the prospectus/offer to exchange, this tender is irrevocable.

The undersigned understands that the valid tender of YuMe Shares pursuant to any of the procedures described in the section of the prospectus/offer to exchange entitled “The Offer —Procedures for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms of and subject to the satisfaction or waiver of the conditions to the Offer (and, if the Offer is extended, amended, supplemented or earlier terminated, the terms or the conditions of any such extension, amendment, supplement or termination). The undersigned recognizes that, under the circumstances and subject to the conditions set forth in the prospectus/offer to exchange, the Purchaser may not be required to accept for exchange any of the YuMe Shares tendered hereby.

The undersigned understands that the delivery and surrender of YuMe Shares that the undersigned has tendered is not effective, and the risk of loss of such YuMe Shares does not pass to the Exchange Agent, unless and until the Exchange Agent receives (i) in the case of YuMe Shares held by registered holders, this letter of transmittal, properly completed and duly executed, or (ii) in the case of book-entry shares held through DTC, an agent’s message, together with all accompanying evidences of authority in form satisfactory to RhythmOne and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT THE PURCHASER’S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE OFFER (INCLUDING THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS HERETO) WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW, PROVIDED THAT APPLICABLE SECURITYHOLDERS MAY CHALLENGE ANY SUCH DETERMINATION IN A COURT OF COMPETENT JURISDICTION. ALL QUESTIONS AS TO THE FORM OF DOCUMENTS AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY YuMe Shares WILL BE DETERMINED BY THE PURCHASER IN ITS DISCRETION, WHICH DETERMINATION WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW, PROVIDED THAT APPLICABLE SECURITYHOLDERS MAY CHALLENGE ANY SUCH DETERMINATION IN A COURT OF COMPETENT JURISDICTION. The undersigned also understands that no tender of YuMe Shares will be deemed validly made until all defects and irregularities with respect thereto have been cured or waived. In addition, the undersigned understands that none of the Purchaser, RhythmOne, YuMe or any of their affiliates or assigns, the Exchange Agent or the information agent identified on the back page of this letter of transmittal or any other person is or will be under any duty to give notification of any defects or irregularities in any such tender or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Issuance or Payment Instructions,” the undersigned hereby requests that the RhythmOne Shares and/or a check for cash (including any cash paid in lieu of a fractional share of RhythmOne Shares), be in the name(s) of the undersigned (and, in the case of YuMe Shares held in “street name” tendered by book-entry transfer, by credit to the applicable account at DTC appearing above in the box

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titled “Description of Shares Tendered”). The undersigned recognizes that the Purchaser has no obligation, pursuant to the “Special Issuance or Payment Instructions,” to transfer any YuMe Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for exchange any of the YuMe Shares so tendered.

Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the RhythmOne Shares and/or a check for cash (including any cash paid in lieu of a fractional share of RhythmOne Shares) and any YuMe Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) be mailed to the undersigned at the address(es) of the registered holder(s) appearing above in the box titled “Description of Shares Tendered.” In the event that the boxes titled “Special Issuance or Payment Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the RhythmOne Shares (or, at RhythmOne’s election, evidence of book-entry of RhythmOne Shares) and/or a check for cash (including any cash in lieu of a fractional share of RhythmOne Shares) and the return of any certificates evidencing YuMe Shares not tendered or not accepted for exchange, be issued in the name(s) of and mailed to the person(s) so indicated. Stockholders tendering YuMe Shares by book-entry transfer may request that YuMe Shares not exchanged be credited to such account at DTC as such stockholder may designate under “Special Issuance or Payment Instructions.” If no such instructions are given, any such YuMe Shares not exchanged will be returned by crediting the account at the book-entry transfer facility designated herein.

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INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.

Guarantee of Signatures. No signature guarantee is required on this letter of transmittal (1) if this letter of transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in DTC’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the YuMe Shares) of YuMe Shares and such holder(s) have not completed either the box titled “Special Issuance or Payment Instructions” on this letter of transmittal or (2) if YuMe Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “eligible institution”). In all other cases, all signatures on this letter of transmittal must be guaranteed by an eligible institution. See also Instruction 5.

2.

Requirements of Tender. This letter of transmittal is to be completed and signed by YuMe stockholders, with any required signature guarantees, and returned to the Exchange Agent, together with certificates of YuMe common stock, if any, a properly completed Internal Revenue Service (the “IRS”) Form W-9 or an appropriate IRS Form W-8, as applicable, and any other documents required by this letter of transmittal or the Exchange Agent, except that this letter of transmittal does not need to be used if an agent’s message is utilized. The term “agent’s message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the YuMe Shares that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of the letter of transmittal and that Purchaser may enforce that agreement against such participant. To validly tender YuMe Shares held of record, YuMe stockholders must (i) if such YuMe Shares are held by a registered holder, deliver a properly completed and duly executed letter of transmittal, along with any required signature guarantees and any other required documents, if applicable, for tendered YuMe Shares to the Exchange Agent, at its address set forth elsewhere in this document, all of which must be received by the Exchange Agent prior to the Expiration Time, or (ii) if such YuMe Shares are held in electronic book-entry form through DTC, deliver an agent’s message in connection with a book-entry transfer, and any other required documents, to the Exchange Agent at one of the Exchange Agent’s addresses set forth on the back cover of this letter of transmittal and follow the other procedures for book-entry tender set forth herein, all of which must be received by the Exchange Agent prior to the Expiration Time. If YuMe Shares are held in “street name” (i.e., through a broker, dealer, commercial bank, trust company or other nominee), those shares may be tendered by the nominee holding such shares by book-entry transfer through DTC. To validly tender such shares held in street name, YuMe stockholders should instruct such nominee to do so prior to the Expiration Time.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND THE RISK OF THE TENDERING YUME STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. THE PURCHASER IS NOT PROVIDING FOR GUARANTEED DELIVERY PROCEDURES. ACCORDINGLY, YUME STOCKHOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING NORMAL BUSINESS HOURS PRIOR TO THE EXPIRATION DATE.

LETTERS OF TRANSMITTAL MUST BE RECEIVED IN THE OFFICE OF THE EXCHANGE AGENT BY THE EXPIRATION TIME.

The Purchaser will not accept any alternative, conditional or contingent tenders, and no fractional YuMe Shares will be accepted for exchange. By executing this letter of transmittal (or a manual facsimile thereof), or, in the case of book-entry transfer of YuMe Shares held through DTC, through delivery of an agent’s message,

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the tendering stockholder waives any right to receive any notice of the acceptance for exchange of the tendered YuMe Shares.

3.

Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of YuMe Shares tendered and/or the certificate numbers evidencing such YuMe Shares, if applicable, should be listed on a separate signed schedule and attached hereto.

4.

Partial Tenders. If fewer than all the YuMe Shares evidenced by book entry or registered shares delivered to the Exchange Agent are to be tendered hereby, fill in the number of YuMe Shares that are to be tendered in the box titled “Total Number of Shares Tendered.” In such case, book entry position or Direct Registration Shares evidencing the remainder of the YuMe Shares not tended, will be sent to the registered holder(s) at the address(es) listed above in the box titled “Description of Shares Tendered” herein, as soon as practicable after the Expiration Time. All YuMe Shares delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.	Signatures; Stock Powers and Endorsements.

a.

Exact Signatures. If this letter of transmittal is signed by the registered holder(s) of the YuMe Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such YuMe Shares without alteration, enlargement or any change whatsoever.

b.	Joint Holders. If any of the YuMe Shares tendered hereby are held of record by two or more persons, all such persons must sign this letter of transmittal.

c.

Different Names on Certificates. If any of the YuMe Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letter of transmittal as there are different registrations of such YuMe Shares.

d.

Endorsements. If this letter of transmittal is signed by the registered holder(s) of the YuMe Shares tendered hereby, no endorsements of such YuMe Shares or separate stock powers are required unless the shares of RhythmOne common stock are to be issued to, or YuMe Shares are not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). Signatures on any such stock powers must be guaranteed by an eligible institution.

If this letter of transmittal or any stock power is executed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person so to act must be submitted.

6.

Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser or any successor entity thereto will pay any stock transfer tax with respect to the transfer of any YuMe Shares to it pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income or withholding taxes). If, however, the transaction consideration is to be paid to, or if certificate(s) evidencing YuMe Shares not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s), or if tendered certificate(s) evidencing YuMe Shares are registered in the name of any person other than the person(s) signing this letter of transmittal, the amount of any stock transfer or similar taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of the transfer to such other person will be deducted from the transaction consideration that otherwise would be paid or issued in respect of such YuMe Shares pursuant to the Offer, unless evidence satisfactory to RhythmOne that such taxes have been paid or are not applicable is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this letter of transmittal.

7.

CREST Delivery Instructions. RhythmOne Shares are held in uncertificated or certificated form. Euroclear UK & Ireland Limited (“Euroclear”) is the Central Securities Depository for the United Kingdom and it operates the CREST settlement system, allowing securities trading in the United Kingdom to take place in uncertificated form and transfers of such securities to be settled electronically. Existing RhythmOne Shares are currently available for settlement in the CREST system and RhythmOne will arrange for the RhythmOne Shares to be issued and allotted in connection with the Offer to be admitted to CREST.

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In respect of the RhythmOne Shares to which a registered YuMe stockholder is entitled, such registered YuMe stockholder shall, at its election (made in this letter of transmittal), receive the RhythmOne Shares: (i) in registered physical certificate form, or (ii) to be held through a CREST participant. In the absence of an election, the registered YuMe stockholder will receive the RhythmOne Shares in registered physical form. If a registered YuMe stockholder deposits more than one certificate representing YuMe Shares, the number of RhythmOne Shares issuable to such YuMe stockholder will be computed on the basis of the aggregate number of YuMe Shares tendered in the Offer by such registered YuMe stockholder.

YuMe stockholders whose YuMe Shares are registered in the name of a nominee must contact that nominee as the nominee will be responsible for completing the relevant documents to exchange the YuMe Shares of such beneficial YuMe stockholder for the RhythmOne Shares to which such beneficial YuMe stockholder is entitled pursuant to the Offer. The nominee shall elect in the agent’s message that such YuMe Shares be held through a designated CREST account and complete all related materials. In the case of YuMe stockholders who hold their YuMe Shares through a nominee, in most cases, it is expected that the designated account will be the CREST account of, or of a nominee for, the relevant nominee of the YuMe stockholder. If the nominee does not make this election or if the nominee does not have a designated CREST account, such YuMe stockholder will receive a physical certificate representing the RhythmOne Shares to which such YuMe stockholder is entitled, registered in the name of the nominee for the benefit of such YuMe stockholder.

8.

Special Issuance or Payment. If evidence of book-entry transfer for RhythmOne Shares and, if applicable, any YuMe Shares not tendered or not accepted for exchange or a check for cash (including any cash in lieu of a fractional RhythmOne Shares) are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box titled “Description of Shares Tendered.” the appropriate boxes on this letter of transmittal should be completed and the signature will need to be guaranteed as described under Instruction 1.

9.

Backup Withholding. Under U.S. federal income tax laws, the Exchange Agent may be required to withhold a portion of any payments made to certain YuMe stockholders pursuant to the Offer. In order to avoid such backup withholding, each YuMe stockholder that is a “United States person” (within the meaning of the Internal Revenue Code of 1986, as amended), and, if applicable, each other payee that is a United States person, must provide the Exchange Agent with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the enclosed IRS Form W-9 or otherwise establish a basis for exemption from backup withholding. The TIN is generally the United States person’s social security number or federal employer identification number. If the Exchange Agent is not provided with such stockholder’s or payee’s correct TIN or an adequate basis for exemption from backup withholding before payment is made, payments of cash made to such stockholder or payee may be subject to backup withholding at the applicable rate and such stockholder or payee may be subject to a penalty imposed by the IRS. See the enclosed IRS Form W-9 and the instructions thereto for additional information.

Certain stockholders or payees (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt stockholders or payees that are United States persons should indicate their exempt status on the enclosed IRS Form W-9. A YuMe stockholder or other payee that is not a United States person may qualify as an exempt recipient by providing the Exchange Agent with a properly completed appropriate IRS Form W-8, signed under penalties of perjury, attesting to such stockholder’s or payee’s foreign status or by otherwise establishing an exemption. An appropriate IRS Form W-8 may be obtained from the Exchange Agent or the IRS website (www.irs.gov). Failure to complete IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause YuMe Shares to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability, if any, of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in the overpayment of taxes, a stockholder or other payee may claim a refund or credit by timely submitting the required information to the IRS.

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FAILURE TO COMPLETE AND RETURN THE ENCLOSED IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8, AS APPLICABLE, MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE PURSUANT TO THE OFFER, EACH YUME STOCKHOLDER IS URGED TO CONSULT HIS, HER OR ITS OWN TAX ADVISER TO DETERMINE WHETHER SUCH STOCKHOLDER IS REQUIRED TO FURNISH THE ENCLOSED IRS FORM W-9, IS REQUIRED TO FURNISH AN APPLICABLE IRS FORM W-8 OR IS EXEMPT FROM BACKUP WITHHOLDING.

10.

Requests for Additional Copies. Questions and requests for assistance or additional copies of the prospectus/offer to exchange and this letter of transmittal should be directed to the information agent at its address and telephone number set forth on the back page of this letter of transmittal. Requests for additional copies of the prospectus/offer to exchange and this letter of transmittal may be directed to the information agent at its address and telephone number set forth on the back page of this letter of transmittal. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

11.	Waiver of Conditions. The Purchaser reserves the absolute right to waive any condition of the Offer to the extent permitted by applicable law except as specified in the prospectus/offer to exchange.

12.

Withdrawal. YuMe stockholders may withdraw tendered YuMe Shares from the Offer at any time until the expiration time on the Expiration Time (as the same may be extended) or if the Purchaser fails to promptly accept and pay for such tendered shares. For the withdrawal of YuMe Shares to be effective, the Exchange Agent must receive a written notice of withdrawal from the YuMe stockholder at one of the addresses set forth on the back of this letter of transmittal prior to the Expiration Time. The notice must include the YuMe stockholder’s name, address, social security number, the number of shares to be withdrawn and the name of the registered holder, if it is different from that of the person who tendered those shares, and any other information required pursuant to the Offer or the procedures of DTC, if applicable.

A financial institution must guarantee all signatures on the notice of withdrawal, unless the shares to be withdrawn were tendered for the account of an eligible institution. Most banks, savings and loan associations and brokerage houses are able to provide signature guarantees.

If YuMe Shares held directly through DTC have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn shares and must otherwise comply with DTC’s procedures.

The Purchaser will decide all questions as to the form and validity (including time of receipt) of any notice of withdrawal in its sole discretion, and its decision will be final and binding, provided that applicable securityholders may challenge any such determination in a court of competent jurisdiction. None of the Purchaser, RhythmOne, YuMe, the Exchange Agent, the information agent or any other person is under any duty to give notification of any defects or irregularities in any tender or notice of withdrawal or will incur any liability for failure to give any such notification. Any shares properly withdrawn will be deemed not to have been validly tendered for purposes of the Offer. However, a YuMe stockholder may re-tender withdrawn shares by following the applicable procedures discussed in the prospectus/offer to exchange under the section “The Offer — Procedures for Tendering” at any time prior to the Expiration Time.

13.

Irregularities. All questions as to form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of YuMe Shares and any notice of withdrawal will be determined by the Purchaser in its sole discretion, which determinations shall be final and binding to the fullest extent permitted by law, provided that applicable securityholders may challenge any such determination in a court of competent jurisdiction. The Purchaser reserves the absolute right to reject any or all tenders of YuMe Shares it determines not to be in proper form or the acceptance of or exchange for which may, in the opinion of the Purchaser’s counsel, be unlawful. The Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any YuMe Shares of any particular YuMe stockholder, whether or not similar defects or irregularities are waived in the case of other YuMe stockholders. No tender of YuMe Shares will be deemed to be properly made until all defects and irregularities with respect thereto have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such

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time as the Purchaser shall determine. None of RhythmOne, the Purchaser, YuMe, their respective affiliates and associates, the Exchange Agent, the information agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders of YuMe Shares, or to waive any such defect or irregularity, and none of them will incur any liability for failure to give any such notice or waiver. The Purchaser’s interpretation of the terms and conditions of the Offer, including this letter of transmittal, will be final and binding to the fullest extent permitted by law, provided that applicable securityholders may challenge any such determination in a court of competent jurisdiction.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER OF BOOK-ENTRY SHARES HELD THROUGH DTC, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME AND CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME.

Facsimiles of this letter of transmittal, properly completed and duly signed, will be accepted. In such case, a copy of this letter of transmittal and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses set forth herein.

If the Purchaser becomes aware of any jurisdiction in which the making of the Offer or the tender of YuMe Shares in connection therewith would not be in compliance with applicable law, the Purchaser will make a good faith effort to comply with any such law. If, after such good faith effort, the Purchaser cannot comply with any such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of YuMe Shares in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of the Purchaser by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

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Form W-9 (Rev. November 2017) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to
certain entities, not individuals;
see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting
code (if any)

(Applies to accounts maintained outside the U.S.)

	☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐ Trust/estate

☐  Limited liability company. Enter the tax classification (C=C  corporation, S=S corporation, P=Partnership)  ▶

       Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if
       theLLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC thatis not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from theowner should check the appropriate box for the tax classification of its owner.

☐  Other (see instructions)  ▶

	5 Address (number, street, and apt. or suite no.) See instructions.								Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	-	-
or
Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Cat. No. 10231X	Form W-9 (Rev. 11-2017)

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Form W-9 (Rev. 11-2017)	Page 2

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single- member LLC

 • LLC treated as a partnership for

 U.S. federal tax purposes,

 • LLC that has filed Form 8832 or

 2553 to be taxed as a corporation, or

 • LLC that is disregarded as an entity  separate from its owner but the owner is  another LLC that is not disregarded for U.S. federal tax  purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

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Form W-9 (Rev. 11-2017)	Page 3

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

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Form W-9 (Rev. 11-2017)	Page 4

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor²
5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6.	Sole proprietorship or disregarded entity owned by an individual	The owner³
7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*
	For this type of account:	Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner
9.	A valid trust, estate, or pension trust	Legal entity[4]
10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12.	Partnership or multi-member LLC	The partnership
13.	A broker or registered nominee	The broker or nominee
14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note:	The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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The Exchange Agent is:

Computershare Trust Company, N.A.

By first class mail:	By registered mail or overnight courier:

Computershare Trust Company, N.A. Attn Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn Corporate Actions Voluntary Offer 250 Royall Street, Suite V Canton, MA 02021

The Information Agent is:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Banks, brokers and shareholders please call toll-free: (866) 856-2826

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